SUBSIDIARY GUARANTY

        THIS GUARANTY (this “Guaranty”), dated as of January __, 2004, is made by ENER1 BATTERY COMPANY, INC., a Florida corporation (the “Guarantor”), in favor of the investors (the “Investors”) party to the Purchase Agreement (as hereinafter defined). This Guaranty is being given by Guarantor in connection with that certain Securities Purchase Agreement, dated as of the date hereof (the “Purchase Agreement”), by and between Ener1 Inc., a Florida corporation and parent company of the Guarantor (the “Borrower”), and the Investors. Capitalized term used and not otherwise defined herein shall have the meaning ascribed thereto in the Purchase Agreement.

        WHEREAS, the Borrower owns, directly or indirectly, all of the issued and outstanding capital stock of Guarantor;

        WHEREAS, the Guarantor shall derive substantial direct and/or indirect benefits from the transactions contemplated under the Purchase Agreement; and

        WHEREAS, it is a condition precedent to the obligations of the Investors under the Purchase Agreement that the Guarantor shall have executed and delivered this Guaranty to the Investors.

        NOW, THEREFORE, in order to induce the Investors to enter into the Purchase Agreement, Guarantor hereby agrees as follows:

1.    DEFINITIONS.

        1.1 Certain Definitions. When used herein, the following terms shall have the respective meanings indicated:

        “Obligations” means all of the obligations and liabilities of the Borrower and the Guarantor to the Investors (including, without limitation, all of the interest that accrues on the Debentures after the Debentures become due and payable and all interest that accrues on the Debentures after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or similar proceeding, relating to the Borrower whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, that may arise under, with respect to, or in connection with the Purchase Agreement, any of the other Transaction Documents or any other document, agreement or instrument made, delivered or given in connection with the Purchase Agreement or any other Transaction Document, whether on account of principal, interest, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and expenses of counsel to the Investors that are required to be paid by the Borrower pursuant to the terms of the Purchase Agreement, any of the other Transaction Documents or any other document, agreement or instrument made, delivered or given in connection with the Purchase Agreement or any other Transaction Document).

        1.2 Other Definitional Provisions. Unless otherwise specified in this Guaranty, the words “hereof,” “herein” and “hereunder” and words of similar import when used in this Guaranty shall refer to this Guaranty as a whole and not to any particular provision of this Guaranty. The meanings given to terms defined in this Guaranty shall be equally applicable to both the singular and plural forms of such terms.

2.    GUARANTY.

        2.1 Unconditional Guaranty. Subject to the provisions of Section 2.2 of this Guaranty, Guarantor unconditionally and irrevocably guaranties to the Investors the punctual and complete payment and performance by the Borrower of each of the Obligations as and when such Obligation becomes due (whether at stated maturity, by acceleration or otherwise).

        2.2 Costs of Collection. The Guarantor agrees to pay all of the fees, expenses and costs (including, without limitation, all reasonable fees and expenses of counsel) that may be paid or incurred by the Investors in enforcing or obtaining advice of counsel regarding any rights with respect to, or collecting, any of the Obligations or enforcing any rights with respect to, or collecting against, the Guarantor under this Guaranty.

3.    SUBORDINATION.

        Any indebtedness of the Borrower to Guarantor now or hereafter existing (including, without limitation, any rights of subrogation Guarantor may have as a result of any payment by Guarantor under this Guaranty), together with any interest thereon, shall be, and such indebtedness is hereby, deferred, postponed and subordinated to the prior payment in full of all Obligations. Further, if Guarantor shall now or at any time in the future comprise more than one Person, Guarantor agrees that until the payment and performance in full of all Obligations: (a) no Guarantor shall accept payment from the other Guarantors by way of contribution on account of any payment made hereunder by such Guarantor to the Investors; and (b) no Guarantor will take any action to exercise or enforce any rights to such contribution. If Guarantor should receive any payment, satisfaction or security from the Borrower or another Guarantor in contravention of this Guaranty, the Purchase Agreement or any other Transaction Document, such payment, satisfaction or security shall be delivered, to an account established for the benefit of the Investors and consented to in writing by the Investors holding a majority of the Registrable Securities into which all of the Debentures and Warrants then outstanding are convertible or exercisable (without regard to any limitation on such conversion or exercise), in the form received, endorsed or assigned as may be appropriate for application on account of, or as security for, the Obligations and until so delivered shall be held in trust for the Investors as security for the Obligations.

4.    AMENDMENT OF TRANSACTION DOCUMENTS; RELEASE OF COLLATERAL.

        4.1 Transaction Documents; Collateral. The Investors may, in accordance with the terms of the Transaction Documents (except as shall be required by applicable law), at any time and from time to time without the consent of, or notice to, the Guarantor, without incurring any liability or responsibility to the Guarantor, and without impairing or releasing the obligations of the Guarantor under this Guaranty:

    (i)        change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew, accelerate or alter, any of the Obligations, any security therefor, or any liability incurred directly or indirectly in respect of the Obligations, and the guaranty made pursuant to this Guaranty shall apply to the Obligations as so changed, extended, renewed or altered;

    (ii)        sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property pledged or mortgaged to secure the Obligations or any liabilities incurred directly or indirectly in respect of the Obligations or this Guaranty;

    (iii)        exercise or refrain from exercising any rights or remedies against the Borrower or any other Person (including the Guarantor) or otherwise act or refrain from acting with respect to the Borrower or other Person (including without limitation, the Guarantor);

    (iv)        settle or compromise any of the Obligations, any security therefor or any liability (including any of those under this Guaranty) incurred directly or indirectly in respect of the Obligations, or subordinate the payment of all or any part of the Obligations to the payment of any other liability (whether due or not) of the Borrower;

    (v)        apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrower to the Investors regardless of what liabilities of the Borrower remain unpaid;

    (vi)        consent to or waive any breach of, or any act, omission or default under, any of the Transaction Documents or any of the documents, instruments or the agreements made, delivered or given in connection with the Transaction Documents, or otherwise amend, modify, supplement, cancel or terminate any of the Transaction Documents or any of the instruments, documents, or the agreements made, delivered or given in connection with the Transaction Documents;

    (vii)        act or fail to act in any manner referred to in this Guaranty which may deprive the Guarantor of its right to subrogation against the Borrower or any other Person to recover full indemnity for any payments made by the Guarantor pursuant to this Guaranty; and/or

    (viii)        release or substitute the Borrower or any endorser, guarantor or other obligor.

        4.2 Investors’ Action. The Investors shall not have any obligation at any time to take any action, or expend any funds, to (i) secure or perfect any Lien that is required to be granted by the Borrower as collateral security for the Obligations, or (ii) insure or otherwise protect any assets or property that is subject to a Lien granted by the Borrower as collateral security for the Obligations.

5.    OBLIGATIONS OF GUARANTOR.

        5.1 Guaranty Absolute and Unconditional. (a) The Guarantor hereby waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice or proof of reliance by the Investors upon this Guaranty or acceptance of this Guaranty; each Obligation shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived in reliance upon this Guaranty; and all dealings between the Borrower and/or the Guarantor, on the one hand, and the Investors, on the other hand, shall be conclusively presumed to have been consummated in reliance upon this Guaranty. The Guarantor understands and agrees that this Guaranty shall be construed as a continuing, absolute and unconditional Guaranty of payment and performance without regard to (i) the validity or enforceability of (1) the Purchase Agreement, the Debentures, or any of the other Transaction Documents or any document, instrument or agreement made, delivered or given in connection with the Purchase Agreement, the Debentures or any other Transaction Document, (2) any Lien securing the Obligations, (3) any of the collateral security for, or any Guaranty of, the Obligations, or (4) any right of offset with respect to the Obligations, (ii) any defense, set-off or counterclaim that may at any time be available to, or be asserted by, the Borrower against the Investors, or (iii) any other circumstance whatsoever (including, without limitation, insolvency or bankruptcy of the Borrower or any other Person) that constitutes (or might be construed to constitute) an equitable or legal discharge of the Obligations or the obligations and liabilities of the Guarantor under this Guaranty, regardless of whether the Guarantor has notice or knowledge of any such circumstance.

        5.2 Obligations Not Affected. None of the obligations and liabilities of the Guarantor under this Guaranty shall be relieved or reduced, and none of the rights and remedies of the Investors against the Guarantor shall be impaired or adversely affected, as a result of (i) any demand by the Investors for payment of any of the Obligations being subsequently rescinded, (ii) any amendment, modification supplement or termination of the Purchase Agreement, the Debentures, any other Transaction Document or any document, agreement or instrument made, delivered or given in connection with the Purchase Agreement, the Debentures or any other Transaction Document, or (iii) any or all of the collateral security for, or any other Guaranty of, the Obligations or any right of offset with respect to the Obligations being renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released, in whole or in part, by the Investors at any time.

        5.3 Waiver of Notice. The Guarantor hereby waives (to the fullest extent permitted by applicable law) notice of (i) acceptance of this Guaranty and notice of any liability to which it may apply, (ii) promptness, diligence, presentment, demand of payment or performance, protest, notice of dishonor, nonpayment or nonperformance of any of the Obligations, and (iii) any suit or taking of other action by the Investors against, and any other notice to, any Person liable on or with respect to the Obligations. When pursuing any of its rights and remedies against the Guarantor, the Investors may, but shall be under no obligation to, pursue any other rights and remedies that it may have against the Borrower or any other Person or against any collateral security for, or any Guaranty of, the Obligations or any right of offset that it may have with respect to the Obligations; provided, however, that none of the obligations and liabilities of the Guarantor under this Guaranty will be relieved or reduced, and none of the rights of the Investors will be impaired or adversely affected, as a result of any failure by the Investors to (i) pursue any rights or remedies that it may have against the Borrower or any other Person, (ii) collect any amounts that are due and payable with respect to the Obligations from the Borrower or any other Person, or (iii) realize upon any collateral security or Guaranty or exercise any right of offset. The Guarantor waives any right (to the fullest extent permitted by applicable law) to require the Investors to: (i) proceed against the Borrower or any other Person; (ii) proceed against or exhaust any security held from the Borrower or any other Person; or (iii) pursue any other remedy against the Borrower or any other Person. The Guarantor waives (to the fullest extent permitted by applicable law) any defense based on or arising out of any defense of the Borrower, or any other Person other than the full payment and performance of the Obligations, including, without limitation, any defense based on or arising out of the disability of the Borrower or any other Person, or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than payment in full of the Obligations. The Investors may, at their election, foreclose on any security held by the Investors by one or more judicial or nonjudicial sales, or exercise any other right or remedy the Investors may have against the Borrower or any other Person, or any security, without affecting or impairing in any way the liability of the Guarantor under this Guaranty except to the extent the Obligations have been paid and performed in full. The Guarantor waives any defense arising out of any such election by the Investors, even though such election operates to impair or extinguish any right or reimbursement or subrogation or other right or remedy of the Guarantor against the Borrower or any other Person or any security (to the extent permitted by applicable law).

        5.4 No Impairment. The liability of the Guarantor under this Guaranty is exclusive and independent of any security for or other guaranty of the Obligations, whether executed by the Guarantor or by any other Person, and the liability of the Guarantor under this Guaranty shall not be affected or impaired by (a) any direction as to application of payment by the Borrower or by any other Person, (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor of the Borrower or of any other Person as to the Obligations, (c) any payment on or in reduction of any such other guaranty or undertaking, (d) any dissolution, termination or increase, decrease or change in personnel by the Borrower, (e) any payment made to the Investors which is repaid to the Borrower pursuant to a court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and the Guarantor waives any right to the deferral or modification to its obligations hereunder by reason of any of such proceeding, (f) any action or inaction by the Investors, or (g) any invalidity, irregularity or unenforceability of all or part of the Obligations or of any security therefor.

        5.5 Severability of Obligations; Statute of Limitations. The obligations of the Guarantor under this Guaranty are independent of the obligations of the Borrower or any other Person, and a separate action or actions may be brought and prosecuted against the Guarantor whether or not action is brought against the Borrower or any other Person and whether or not the Guarantor, the Borrower or any Person be joined in any such action or actions. The Guarantor waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability under this Guaranty or the enforcement of any such statute of limitations. Any payment by the Borrower or other circumstance that operates to toll any statute of limitations as to the Borrower shall operate to toll the statute of limitations as to the Guarantor.

        5.6 Authority. It shall not be necessary for the Investors to inquire into the authority, capacity or powers of the Borrower or any of its Subsidiaries or the officers, directors, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guarantied under this Guaranty.

        5.7 Reinstatement. Notwithstanding any other provision of this Guaranty to the contrary, if any payment with respect to the Obligations is rescinded or required to be restored or returned by the Investors for any reason whatsoever (including, without limitation, as a result of the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any of its assets or properties), this Guaranty shall continue to be effective, and shall be reinstated if previously terminated, as though such payment had not been made.

        5.8 Payments. The Guarantor hereby covenants and agrees that all amounts due and payable by the Guarantor under this Guaranty shall be paid to the Investors without set-off or counterclaim by wire transfer of immediately available United States dollar funds to such account as the Investors may designate in writing to the Guarantor from time to time.

6.    REPRESENTATIONS AND WARRANTIES.

        6.1 Representations and Warranties. The Guarantor hereby makes the following representations and warranties to the Investors and agrees with the Investors that, as of the date of this Guaranty and, if different, as of the Closing Date:

    (a)        the Guarantor (i) is a duly organized and validly existing corporation in good standing under the laws of the State of Florida, (ii) has the corporate power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage, and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the conduct of its business requires such qualification except for failures to be qualified which, individually or in the aggregate, could not reasonably be expected to have a material adverse effect on the Guarantor;

    (b)        the Guarantor has (i) the corporate power and authority to execute, deliver and perform the terms and provisions of this Guaranty and each other Transaction Document to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Guaranty and each Transaction Document to which it is a party and (ii) has duly executed and delivered this Guaranty and each other Transaction Document to which it is a party, and this Guaranty and each such Transaction Document constitutes the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of creditors’ rights and remedies or by other equitable principles of general application;

    (c)        neither the execution, delivery or performance by the Guarantor of this Guaranty or any other Transaction Document to which it is a party, nor the compliance by it with the terms and provisions hereof and thereof, (i) will contravene any provision of any applicable law, statute, rule or regulation, or any applicable order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict with or result in any material breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Guarantor pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, or any other material agreement or other instrument to which the Guarantor is a party or by which it or any of its property or assets are bound or to which it may be subject, or (iii) will violate any provision of the charter or bylaws of the Guarantor;

    (d)        no order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of this Guaranty or any other Transaction Document to which the Guarantor is a party, or (ii) the legality, validity, binding effect or enforceability of this Guaranty or any other Transaction Document to which the Guarantor is a party;

    (e)        there are no actions, suits or proceedings (private or governmental) pending or threatened (i) with respect to this Guaranty or any Transaction Documents to which the Guarantor is a party, or (ii) with respect to the Guarantor that could reasonably be expected to have a material adverse effect on the Guarantor; and

    (f)        all of the representations and warranties of the Borrower in the Purchase Agreement that relate to the Guarantor will be true and correct to the extent they relate to the Guarantor in all material respects on the Closing Date (except that any such representation and warranty that is expressly stated as being made only as of a specified date shall be true and correct in all material respects as of such specified date).

7.    MISCELLANEOUS.

        7.1 Survival; Severability. The representations, warranties, covenants and indemnities made by the Guarantor herein shall survive the Closing notwithstanding any due diligence investigation made by or on behalf of the party seeking to rely thereon. In the event that any provision of this Guaranty becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Guaranty shall continue in full force and effect without said provision; provided that in such case the parties shall negotiate in good faith to replace such provision with a new provision which is not illegal, unenforceable or void, as long as such new provision does not materially change the economic benefits of this Guaranty to the parties.

        7.2 Successors and Assigns. The terms and conditions of this Guaranty shall inure to the benefit of and be binding upon the successors and permitted assigns of the Investors. The Investors may assign their rights hereunder in connection with any private sale or transfer of the Debentures or Warrants in accordance with the terms Purchase Agreement, in which case the term “Investor” shall be deemed to refer to such transferee as though such transferee were an original signatory hereto. The Guarantor may not assign its rights or obligations under this Guaranty.

        7.3 Governing Law; Jurisdiction. This Guaranty shall be governed by and construed under the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York. The Guarantor hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. The Guarantor hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to the Guarantor at the address in effect for notices to it under this Guaranty and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

        7.4 Headings. The headings used in this Guaranty are used for convenience only and are not to be considered in construing or interpreting this Guaranty.

        7.5 Notices. Any notice, demand or request required or permitted to be given by the Guarantor or a Investor pursuant to the terms of this Guaranty shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission, unless such delivery is made on a day that is not a Business Day, in which case such delivery will be deemed to be made on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to an overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

If to the Corporation:

Ener1, Inc.
550 Cypress Creek Road
Suite 120
Fort Lauderdale, Florida 33309
Attn: Kevin P. Fitzgerald
Tel: 954-202-4442
Fax: 954-202-2884

with a copy to:

Gibson, Dunn & Crutcher LLP
1050 Connecticut Avenue N.W.
Washington, DC 20036
Attn: Stephen I. Glover
Tel: 202 955-8500
Fax: 202 467-0539

and if to a Investor, to the address for such Investor as shall appear on the signature page to the Purchase Agreement executed by such Investor, or as shall be designated by such Investor in writing to the Guarantor in accordance with this Section 7.5.

        7.6 Entire Agreement; Amendments. This Guaranty and the other Transaction Documents constitute the entire agreement between the parties with regard to the subject matter hereof and thereof, superseding all prior agreements or understandings, whether written or oral, between or among the parties. Except as expressly provided herein, neither this Guaranty nor any term hereof may be amended except pursuant to a written instrument executed by the Guarantor and the Investors holding at least two-thirds (2/3) of the Registrable Securities into which all of the Debentures and Warrants then outstanding are convertible or exercisable (without regard to any limitation on such conversion or exercise), and no provision hereof may be waived other than by a written instrument signed by the party against whom enforcement of any such waiver is sought.

        7.7 No Waiver. The Investors shall not by any act (except as provided in Section 7.6 above), any failure to act or any delay in acting be deemed to have (i) waived any right or remedy under this Guaranty, any other Transaction Document or any document, agreement or instrument made, delivered or given in connection with this Guaranty or the other Transaction Documents, or (ii) acquiesced in any Event of Default or in any breach of any of the terms and conditions of this Guaranty, any other Transaction Document or any document, agreement or instrument made, delivered or given in connection with this Guaranty or the other Transaction Documents. No failure to exercise, nor any delay in exercising, any right, power or privilege of the Investors under this Guaranty, any other Transaction Document or any document, agreement or instrument made, delivered or given in connection with this Guaranty or the other Transaction Documents shall operate as a waiver of any such right, power or privilege. No single or partial exercise of any right, power or privilege under this Guaranty, any other Transaction Document or any document, agreement or instrument made, delivered or given in connection with this Guaranty or the other Transaction Documents shall preclude any other or further exercise of any other right, power or privilege. A waiver by the Investors of any right or remedy under this Guaranty, any other Transaction Document or any other document or instrument made, delivered or given in connection with this Guaranty or the other Transaction Documents on any one occasion shall not be construed as a bar to any right or remedy that the Investors would otherwise have on any future occasion.

        7.8 Cumulative Remedies. The rights and remedies provided in this Guaranty are cumulative, may be exercised singly or concurrently, and are not exclusive of any other rights or remedies provided by law.

        7.9 Indemnification. The Guarantor agrees to indemnify and hold harmless the Investors and each of their directors, officers, employees, Affiliates, advisors and agents (each, an “Indemnified Person”) from and against, and shall pay each Indemnified Person as and when incurred, all claims, damages, losses, liabilities, costs and expenses of any kind whatsoever, including reasonable fees and expenses of attorneys, incurred or imposed on any such Indemnified Person relating to the matters in this Guaranty, the Mortgage or the Security Agreement, including, without limitation, in connection with any such Indemnified Person’s defense of any action brought by a third party against such Indemnified Person relating to this Guaranty, the Mortgage or the Security Agreement, except to the extent a court holds in final and nonappealable judgment that such claims, damages, losses, liabilities, costs and expenses directly resulted from the gross negligence or willful misconduct of such Indemnified Person. In case any action or proceeding is brought against an Indemnified Person in respect of which indemnity may be sought under this Guaranty, the Investor with whom such Indemnified Person is affiliated shall promptly give notice of any such action or proceeding to the Guarantor and may require the Guarantor, upon such notice, to assume the defense of the action or proceeding, provided that the failure of an Indemnified Person to give such notice shall not relieve the Guarantor of its obligations under this Section 7.9. The Investors agree to give the Guarantor reasonable notice of any event of which the Investors become aware for which indemnification may be required under this Section 7.9, and the Investors may elect (but is not obligated) to direct the defense thereof; provided, that the selection of counsel shall be subject to the Guarantor’s consent, which consent shall not be unreasonably withheld or delayed, and the Guarantor shall be entitled to participate in the defense of any matter for which indemnification may be required under this Section 7.9. Any Indemnified Person may, in its reasonable discretion, take such actions as it deems necessary and appropriate to investigate, defend or settle any event or take other remedial or corrective actions with respect thereto as may be necessary for the protection of such Indemnified Person, subject to the Guarantor’s prior approval of any settlement, which shall not be unreasonably withheld or delayed.

        7.10 Waivers of Jury Trial. The Guarantor hereby irrevocably and unconditionally waives trial by jury in any legal action or proceeding relating to this Guaranty or any other Transaction Document to which it is a party and for any counterclaim therein.

        7.11 Compliance with the Purchase Agreement. The Guarantor covenants and agrees that on and after the date hereof and until all Obligations have been paid and performed in full, the Guarantor shall take, or will refrain from taking, all actions that are necessary to be taken or not taken so that no violation of any covenant or agreement of the Borrower contained in the Purchase Agreement is caused by the actions of the Guarantor or any of its affiliates. The Guarantor hereby agrees to pay all reasonable out-of-pocket costs and expenses of the Investors in connection with the enforcement of this Guaranty and any amendment, waiver or consent relating hereto (including, without limitation, reasonable legal fees and disbursements).

        7.12 Cross Default. The Guarantor agrees and acknowledges that a default under the terms of this Guaranty shall constitute default under the other Transaction Documents, and a default under any of the other Transaction Documents shall constitute default under this Guaranty.

[SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be duly executed and delivered by its duly authorized officer as of the date first written above.

State of New York ) ) ss.: County of )	ENER1 BATTERY COMPANY, a Florida corporation By: _________________________ Name: Title:

On the _________________ day of ______________ in the year _____, before me, the undersigned, a Notary Public in and for said State, personally appeared ____________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s) or the person upon behalf of which the individual(s) acted, executed the instrument.

_________________
Notary Public